This 497 Filing is in response to comments made to the Fund Company's post-effective amendment to become effective January 31st, 1999. The comments were made via telephone from John Ganley of the US Securities and Exchange Commission to Brian T. Bares, compliance officer.

The following changes were made to the prospectus and statement of additional information and will go effective upon January 31st, 1999.


1. The following information was moved from the prospectus to the statement of additional information.



HOW ARE THE
FUNDS SET UP?

Texas Capital Value Funds, Inc. is a series fund incorporated in Maryland. It is authorized to issue
100 million shares each with $.0001 par value. It has four series, only two of which are available for purchase, each representing a separate investment
Fund and each allocated 25 million shares. The Board of Directors can classify or allocate shares to the Fund company or each separate series at its discretion. Each share represents one vote on matters relating to that Fund.
There will normally be no meetings of the shareholders for the purpose of electing Directors until and unless less than a majority of the Directors holding office have been elected by shareholders. Each series currently has a fiscal year ending September 30th.


Investment Advisor

In the event of an assignment by the Advisor of investment advisory services, the advisory agreement will terminate automatically.


WHAT ARE THE FUNDS'
BROKERAGE POLICIES?

Soft-Dollars

The Fund requires all brokers who effect securities transactions to give prompt execution at favorable prices. Some brokers provide research and trade execution services to the Fund for commission rates that are higher than the lowest available rates (soft dollars). We will only use brokers that charge rates that are reasonable and commensurate with the services they provide. We will only effect securities transactions at higher than the lowest available rates if the benefits provided by the broker assist us directly in the investment decision making process and the commission rates are reasonable. You should be aware that brokerage is the property of the client, and it is our responsibility to trade solely for the benefit of the clients of First Austin and not for the benefit of the Advisor itself. Some Fund transactions that provide research and trading services benefits some or all of the Advisor's clients. And conversely, research and execution services provided through trading the Advisor's other accounts may benefit the Fund's shareholders.
In our opinion, it is impossible to separately determine the benefits from research services for each advisory account.

TAXES & DIST

By doing this, each Fund will be relieved of federal income tax on the amounts distributed to shareholders under the Internal
Revenue Service code Sub-Chapter M. In order to qualify for relief, at least 90% of each Fund's profits must come from dividends, interest and gains from securities transactions. Each Fund must also qualify as a non-diversified mutual Fund.

Investment income received by each Fund from investments in foreign countries may be subject to foreign income taxes withheld at the source. We do not anticipate that a Fund will "pass through" these taxes to shareholders, but instead, it will deduct them.



2.  The following line was added to the prospectus.

The Funds may, for temporary defensive purposes, invest 100% of their assets in short-term debt instruments.

3. On the cover page of the prospectus, the second paragraph was deleted completely, as was the last line of the first paragraph.

4.  Under the heading "What is each Fund's Investment Strategy?"
the sub-headings were amended to add the words "Investment Strategies" to clarify their intent.

5. All information concerning historical returns of small-caps was moved from page two to page ten (Item 4)

6. Language on page two was modified to reflect both Funds' non-diversification policy.

7.  Under "What risks are Involved?" the following items changed:

     The year 2000 disclosure was moved to Item 4

     A new sub-heading entitled "Suitability" was created subsuming all of paragraph 2 of "Other Risks"

     The "losing money" risk disclosure was moved to the first paragraph

     The rest of the "Other Risks" paragraph was moved to Item 4

     The "Summary" subheading was moved to Item 9 and changed to the exact wording from Item 9 of the N1A provided by the Commission.

     The bar-grah was reversed to reflect chronology left-to-right

     The returns table was revised to specify exact dates and time periods.

     The footnote to the return table was modified to clarify the Russell 2000 index and that figures presented are Average Annual figures.

8. The fee table was revised to reflect the exact intro wording provided in the N1A by the Commission. It was also changed to reflect all paranthetical wording in the table.

9.   The example fees section was changed to reflect a $10,000 basis.

10. The footnote to the fee table was changed to include the possible CDSC's charged by the Funds and the wire fees that may occur.

11. The section entitled "What can the Funds Invest in?" was appended to add a footnote instructing investors to read the section in conjunction with the Risks section.

12. The bios of the Portfolio managers were modified to include the exact dates of historical employment.

13. A disclaimer stating that investments may be subject to federal income tax was added to the Distribution and Taxes section.

14.  The performance table type size was increased to meet point requirements.

Submitted January 27, 1999

/s/ Brian T. Bares

Brian T. Bares
Compliance